Exhibit 99.6
                          PARENT STOCKHOLDER AGREEMENT

                  PARENT STOCKHOLDER AGREEMENT, dated as of September 17, 1999 (this "Agreement") by and among Aerial Communications, Inc., a Delaware corporation ("Company"), Telephone and Data Systems, Inc., a Delaware corporation ("TDS"), VoiceStream Wireless Corporation, a Washington corporation ("VoiceStream"), VoiceStream Wireless Holding Corporation, a Delaware corporation ("Holding")(VoiceStream and Holding are collectively referred to as Parent as provided in Section 1(b)) and the individuals and entities set forth on Schedule I hereto (each a "Parent Stockholder" and, collectively, the "Parent Stockholders").

                                    RECITALS

                  WHEREAS,   each  Parent   Stockholder   is  a  stockholder  of
VoiceStream;

                  WHEREAS, Company, VoiceStream, Holding, VoiceStream Subsidiary III Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent ("Sub"), and Telephone and Data Systems, Inc. ("TDS") are entering into an Agreement and Plan of Reorganization, dated as of September 17, 1999 (the "Reorganization Agreement"), providing for, among other things, the merger of Sub with and into Company and the conversion of shares of Company Common Stock into shares of Parent Common Stock, par value $0.001(the "Parent Common Stock");

                  WHEREAS, the Board of Directors of Parent, at a meeting duly called and held, duly adopted resolutions approving, among other things, the Reorganization Agreement and the Reorganization, determining that the Reorganization and the issuance (the "Parent Share Issuance") of shares of Parent Common Stock in accordance with the Reorganization to be fair to, and in the best interests of, Parent's stockholders;

                  WHEREAS, each Parent Stockholder owns beneficially the number of shares of Parent Common Stock set forth opposite such Parent Stockholder's name in Schedule I hereto (the "VoiceStream Scheduled Shares"); and

                  WHEREAS, as a condition to Company's willingness to enter into the Reorganization Agreement and as a condition to TDS's willingness to enter into a stockholder agreement (the "TDS Stockholder Agreement") with respect to the Reorganization Agreement, each of Company and TDS has required that each Parent Stockholder agree, and in order to induce Company to enter into the Reorganization Agreement and to induce TDS to enter into the TDS Stockholder Agreement, each Parent Stockholder has agreed, to enter into this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

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                  1. Defined Terms and Certain  Matters.  (a) Capitalized  terms used in this Agreement that are not defined herein shall have such meanings as set forth in the Reorganization Agreement.

                  (b) VoiceStream, Holding and Omnipoint Corporation, a Delaware
corporation ("Omnipoint"), have entered into an Agreement and Plan of Reorganization dated as of June 23, 1999 (the "Omnipoint Agreement") providing for, among other things, the acquisition of Omnipoint. VoiceStream shall be the Parent for purposes of this Agreement until the earlier of the closing of the reorganization contemplated by the Omnipoint Agreement ("Omnipoint Reorganization") or the Merger provided for in the Reorganization Agreement.

                  "Qualified Designee" shall mean an individual who is not an officer, director, management level employee or Affiliate of TDS, or of any Person in which TDS or any Affiliate of TDS has an "attributable interest" (as defined by applicable FCC rules and regulations) designated by TDS provided that Parent shall have the right to approve the designee, which approval shall not be unreasonably withheld.

                  "Beneficially Owned" and "Beneficial Ownership" have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act; except that no broker or dealer or any affiliate thereof shall be deemed to Beneficially Own shares of Common Stock, the beneficial ownership of which is acquired in the ordinary course of the activities of a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended, including, but not limited to, the acquisition of beneficial ownership of such securities as a result of any market-making or underwriting activities (including any shares acquired for the investment account of a broker or dealer in connection with such underwriting activities), or the exercise of investment or voting discretion authority over any of its customer accounts, or the acquisition in good faith of such securities in connection with the enforcement of payment of a debt previously contracted.


                  2.         Voting Agreement and Director Designees.

                  (a) Parent Stockholders are parties to a Voting Agreement, dated May 3, 1999 ("VoiceStream Voting Agreement"), pursuant to which each Parent Stockholder agreed on the terms set forth in the VoiceStream Voting Agreement to vote the shares of Parent Common Stock Beneficially Owned by it at the time of a vote in favor of directors designated by such Parent Stockholders. On June 23, 1999 the Parent Stockholders entered into an Agreement (the
"Omnipoint Voting Agreement") with certain stockholders of Omnipoint (the "Omnipoint Stockholders") in which they agreed, among other things, to terminate the VoiceStream Voting Agreement and enter into a new Voting Agreement on terms mutually satisfactory to Omnipoint Stockholders and Parent Stockholders ("Newco Voting Agreement") which will set forth voting arrangements which will apply to Holding after the Omnipoint Reorganization. The Parent Stockholders and TDS hereby agree as follows: (i) if at the Effective Time the Omnipoint Reorganization has not been consummated, the Parent Stockholders and TDS shall enter into a voting agreement ("Newco Voting Agreement II") effective on the Effective Time on terms mutually satisfactory to the Parent Stockholders and TDS, pursuant to which (w) the voting arrangements which existed under the VoiceStream Voting Agreement will apply to Parent, (x) the provisions of Section 2(b) below shall also be effectuated, (y) the provisions of the letter agreement, dated June 23, 1999 ("Hutchison Letter"), with Hutchinson will be effectuated, and (z) upon consummation of the Omnipoint Reorganization, the provisions of Section 7.4 of the Omnipoint Agreement shall be effectuated; (ii) if at the Effective Time the Omnipoint Reorganization has been consummated, the Parent Stockholders and TDS shall enter into, and shall use reasonable efforts to seek to have the Omnipoint Stockholders to enter into, Newco Voting Agreement II, effective on the Effective Time on terms mutually satisfactory to the Parent Stockholders, TDS and the Omnipoint Stockholders effectuating each of clauses (w), (x), (y) and
(z)  above.  If the  Omnipoint  Stockholders  do not  enter  into  Newco  Voting
Agreement II which shall be effective at the Effective Time, the Parent Stockholders and TDS shall enter into Newco Voting Agreement II effective at the Effective Time, it being understood and agreed that the Parent Stockholders and the Omnipoint Stockholders will still enter into the Newco Voting Agreement.

                  (b) Pursuant to Newco Voting Agreement II each of the Parent Stockholders and TDS (and the Omnipoint Stockholders if they agree to enter into such agreement) shall agree, on the terms set forth therein, to vote, or cause to be voted, all of the shares of Parent Common Stock Beneficially Owned by it at the time of the vote in person or by proxy (and shall take all other necessary or desirable action within TDS or such Parent Stockholder's control including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), for the election and continuation in office of (i) one (1) Qualified Designee as director of Parent so long as TDS Beneficially Owns at least 4,500,000 shares of Parent Common Stock; provided, however if TDS owns more than 9,800,000 shares of Parent Common Stock and Sonera Ltd. and its Affiliates own less than 4,500,000 shares of Parent Common Stock, TDS shall be permitted to designate two (2) Qualified Designees as directors of Parent; (ii) the directors designated by the Parent Stockholders pursuant to the VoiceStream Voting Agreement (as restated in Newco Voting Agreement II), the Hutchison Letter and Section 7.4 of the Omnipoint Agreement.

                  (c) By their execution of this Agreement each Parent Stockholder severally agrees to be bound by the provisions of Sections 6(a) and 6(b) of the Investor Agreement, dated as of September 17, 1999, among Sonera Ltd., VoiceStream and Holding and agree that Sonera Ltd. shall be a third party beneficiary of this sub clause (c).

                  (d) Parent agrees if necessary, to amend the Bylaws of Parent, to increase the number of authorized directors to a number sufficient to satisfy the obligations in the VoiceStream Voting Agreement, Newco Voting Agreement and Newco Voting Agreement II, as applicable.

                  3. Covenants of Each Parent Stockholder. Until the earlier of the Effective Time or the termination of this Agreement in accordance with
Section 5, each Parent Stockholder covenants and agrees as follows:

                  (a) Each Parent Stockholder hereby agrees to attend the Parent Stockholders' Meeting, in person or by proxy, and to vote (or cause to be voted) all VoiceStream Scheduled Shares owned by such Parent Stockholder at the time of the Parent Stockholders' Meeting in favor of adoption and approval of the Reorganization Agreement, the Merger and the Parent Share Issuance and any other matters necessary to consummate the transactions contemplated in the Reorganization Agreement; such agreement to vote shall apply also to any adjournment or adjournments of the Parent Stockholders' Meeting.

                  (b) Each of John W. Stanton, Theresa E. Gillespie, PN Cellular, Inc., Stanton Family Trust, Stanton Communications Corporation, Hutchison Telecommunications Holdings (USA) Limited and Hutchison Telecommunications PCS (USA) Limited (collectively the "Designated Parent
Stockholders") hereby agrees not to sell, transfer, pledge, encumber or otherwise dispose of (collectively, "Transfer") any of its VoiceStream Scheduled Shares, unless, as a condition to any such Transfer, each transferee (or, in the case of a pledge or similar transfer, each pledge or similar conditional transferee) of any such shares, prior to such Transfer (or, in the case of a pledge or similar transfer, prior to taking title to or exercising any rights with respect to the applicable VoiceStream Scheduled Shares), agrees in writing to be bound by the provisions of Sections 3 and 5 through 16 of this Agreement applicable to the Parent Stockholders (and such transferee shall thereby become a Parent Stockholder for all purposes of Sections 3 and 5 through 16 of this Agreement). Any Transfer by a Designated Parent Stockholders of such shares and securities without compliance with this Section 3(b) of this Agreement shall be null and void and such transferee shall have no rights as a stockholder of VoiceStream.

                  (c) To the extent inconsistent with the foregoing provisions of this Section 3, each Parent Stockholder hereby revokes any and all previous proxies with respect to such Parent Stockholder's VoiceStream Scheduled Shares.

                  4. Representations and Warranties of Parent Stockholder. Each Parent Stockholder, severally, as to such Parent Stockholder, represents and warrants (which representations shall continue for the term of this Agreement) to each of Company and TDS as follows:

                  (a) Such Parent Stockholder has the legal capacity, power and authority to enter into and perform all of such Parent Stockholder's obligations under this Agreement. To the extent such Parent Stockholder is a legal entity, the execution, delivery and performance of this Agreement by such Parent Stockholder has been duly authorized by all requisite corporate or other entity action and does not violate such Parent Stockholder's organizational documents. The execution, delivery and performance of this Agreement by such Parent Stockholder does not violate any other instrument or agreement or any law, regulation or order applicable to such Parent Stockholder or its assets, including, without limitation, any voting agreement, stockholders agreement or voting trust. This Agreement has been duly and validly executed and delivered by such Parent Stockholder and constitutes a valid and binding agreement of such Parent Stockholder, enforceable against such Parent Stockholder in accordance with its terms.

                  (b) (i) Such Parent Stockholder is the beneficial owner of, and has good and marketable title to, the VoiceStream Scheduled Shares set forth opposite its name on Schedule I, and (ii) such Parent Stockholder has the sole right to vote, the sole power of disposition with respect to, and the sole power to demand appraisal rights with respect to, the VoiceStream Scheduled Shares set forth opposite its name on Schedule I, and none of such shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to the voting of such shares which in any way limits, restricts or conflicts with this Agreement.

                  5. Termination. This Agreement shall terminate upon the earlier of (i) termination of the Reorganization Agreement as provided for in
Section 8.1 of the Reorganization Agreement or (ii) the later of (A) the Effective Time or (B) full execution of Newco Voting Agreement II as provided for in Section 2(a).

                  6. Further Assurances. Each Parent Stockholder, Company and TDS will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, proxies, documents and other instruments as the other may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement.

                  7. Successors, Assigns and Transferees Bound. This Agreement shall be binding upon the successors, assigns and, to the extent set forth in
Section 3(b) hereof with respect to Designated Parent Stockholders, transferees of the parties hereto, and the parties hereto shall take any and all actions necessary to obtain the written confirmation from any such successor, assignee and, to the extent set forth in Section 3(b) hereof with respect to Designated Parent Stockholders, transferee that it is bound by the terms hereof.

                  8. Remedies. Each party hereto acknowledges that money damages would be both incalculable and an insufficient remedy for any breach of this Agreement by it, and that any such breach would cause the other party irreparable harm. Accordingly, each party agrees that in the event of any breach or threatened breach of this Agreement, the other party, in addition to any other remedies at law or in equity it may have, shall be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance.

                  9. Submission to Jurisdiction. Each party hereto hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Agreement or any of the transactions contemplated hereby or thereby to the exclusive jurisdiction of the United States District Court for the District of Delaware and the courts of the State of

Delaware and waives any and all objections to jurisdiction that it may have under the laws of the State of Delaware or the United States and any claim or objection that any such court is an inconvenient forum.

                  10. Severability. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of any other provision of this Agreement in such jurisdiction, or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  11. Amendment. This Agreement may be amended only by means of a written instrument executed and delivered by each of the Parent Stockholders, Company and TDS.

                  12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN
UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

                  13. Counterparts. For the convenience of the parties, this Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  14. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (providing proof of delivery) or telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)  if to Company, to

                             Aerial Communications, Inc.
                             8410 West Bryn Mawr, Suite 1100
                             Chicago, Illinois  60631
                             Attn:  President
                             Telecopy No.:  773-399-4147

         with a copy to:

                             Aerial Company Communications, Inc.
                             c/o Telephone and Data Systems, Inc.
                             30 North LaSalle, Suite 4000
                             Chicago, Illinois  60602
                             Attn:  Chairman
                             Telecopy No.:  312-853-9299
         with a copy to:

                             Sidley & Austin
                             One First National Plaza
                             Chicago, Illinois  60603
                             Attn:  Michael G. Hron, Esq.
                             Telecopy No.:  312-853-7036

                  (b)  if to TDS, to

                             Telephone and Data Systems, Inc.
                             30 North LaSalle, Suite 4000
                             Chicago, Illinois  60602
                             Attn:  Chairman
                             Telecopy No.:  312-853-9299

                             with a copy to:

                             Sidley & Austin
                             One First National Plaza
                             Chicago, Illinois  60603
                             Attention: Michael G. Hron, Esq.
                             Telecopy No.:  312-853-7036

                  (c)        if  to   VoiceStream,   to   VoiceStream   Wireless
                             Corporation 3650 131st Avenue S.E.
                             Suite 400
                             Bellevue, WA  98006
                             Attention: General Counsel
                             Telecopy No.: 425-586-8080

                             with a copy to:

                             Friedman Kaplan & Seiler
                             875 Third Avenue
                             New York, NY  10022
                             Attn: Barry A. Adelman, Esq.
                             Telecopy No.:   212-355-6401

                             and

                             Preston Gates & Ellis LLP
                             5000 Columbia Center
                             701 Fifth Avenue

                             Seattle, WA  98104
                             Attn: Richard B. Dodd, Esq.
                             Telecopy No.:   206-623-7022

                  (d)        if to Holding, to
                             VoiceStream Wireless Holding Corporation 3650 131st Avenue S.E.
                             Suite 400
                             Bellevue, WA  98006
                             Attention: General Counsel
                             Telecopy No.: 425-586-8080

                             with a copy to:

                             Friedman Kaplan & Seiler
                             875 Third Avenue
                             New York, NY  10022
                             Attn: Barry A. Adelman, Esq.
                             Telecopy No.:   212-335-6401

                             and

                             Preston Gates & Ellis LLP
                             5000 Columbia Center
                             701 Fifth Avenue
                             Seattle, WA  98104
                             Attn: Richard B. Dodd, Esq.
                             Telecopy No.:   206-623-7022

                  (e) if to a Parent Stockholder, to it at the corresponding address set forth on Schedule I hereto.

                  15. Limitation on Liability. No party hereto shall have any liability hereunder for any acts or omissions of any other party hereto.

                  16. Expenses. Each party hereto shall bear its own expenses incurred in connection with this Agreement.

                                   * * * * * *

                  IN WITNESS WHEREOF, the parties have signed this Agreement as of the date noted above.


                                    AERIAL COMMUNICATIONS, INC.


                                    By:           /s/ LeRoy T. Carlson, Jr.
                                        ----------------------------------------
                                    Name:    LeRoy T. Carlson, Jr.
                                    Title:   Chairman


                                    TELEPHONE AND DATA SYSTEMS, INC.


                                    By:           /s/ LeRoy T. Carlson
                                        ----------------------------------------
                                    Name:    LeRoy T. Carlson
                                    Title:   Chairman



                                    PARENT STOCKHOLDERS:

                                    HELLMAN & FRIEDMAN CAPITAL PARTNERS II,
                                    L.P., A CALIFORNIA LIMITED PARTNERSHIP


                                    By: Hellman & Friedman Investors, L.P.,
                                         its general partner

                                    By: Hellman & Friedman Investors, Inc., its
                                         general partner

                                    By:        /s/ Mitchell Cohen
                                        ---------------------------------------
                                    Name:    Mitchell Cohen
                                    Title:   Vice President


                                    H&F ORCHARD PARTNERS, L.P., A CALIFORNIA
                                    LIMITED PARTNERSHIP


                                    By: H&F Orchard Investors, L.P.,
                                          its general partner

                                    By:      H&F Orchard Investors, Inc.,
                                                  its general partner

                                    By:        /s/ Mitchell Cohen
                                         --------------------------------
                                    Name:    Mitchell Cohen
                                    Title:   Vice President


                                    H&F INTERNATIONAL PARTNERS, L.P., A
                                    CALIFORNIA LIMITED PARTNERSHIP

                                    By: H&F International Investors, L.P.,
                                        its general partner


                                    By: H&F International Investors, Inc.,
                                        its general partner partner

                                       By:        /s/ Mitchell Cohen
                                           -------------------------------------
                                       Name:    Mitchell Cohen
                                       Title:   Vice President

                                                  /s/ John W. Stanton
                                            ------------------------------------
                                                     John W. Stanton

                                                 /s/ Theresa E. Gillespie
                                            ------------------------------------
                                                     Theresa E. Gillespie

                                    PN CELLULAR, INC.

                                    By:           /s/ John W. Stanton
                                        ----------------------------------------
                                    Name:    John W. Stanton
                                    Title:

                                    STANTON FAMILY TRUST

                                    By:           /s/ Theresa E. Gillespie
                                        ----------------------------------------
                                    Name:    Theresa E. Gillespi
                                    Title: Trustee

                                    STANTON COMMUNICATIONS CORPORATION

                                    By:           /s/ John W. Stanton
                                        ----------------------------------------
                                    Name:    John W. Stanton
                                    Title:

                                    GS CAPITAL PARTNERS, L.P.

                                    By:      GS Advisors L.P., General Partner

                                    By:      GS Advisors, Inc., General Partner

                                    By:      /s/ Eve M. Gerriets
                                        ---------------------------------------
                                    Name:    Eve M. Gerriets
                                    Title:   Vice President


                                    THE GOLDMAN SACHS GROUP, INC.


                                    By:           /s/ Joseph H. Glebermer
                                        ----------------------------------------
                                    Name:    Joseph H. Glebermer
                                    Title:   Vice President


                                    BRIDGE STREET FUND 1992, L.P.

                                    By: Stone Street Performance Corp., Managing
                                        General Partner

                                    By:           /s/ Eve M. Gerriets
                                        ---------------------------------------
                                    Name:    Eve M. Gerriets
                                    Title:   Vice President

                                    STONE STREET FUND 1992, L.P.

                                    By: Stone Street Performance Corp., General
                                        Partner

                                    By:           /s/ Eve M. Gerriets
                                        ---------------------------------------
                                    Name:    Eve M. Gerriets
                                    Title:   Vice President

                                  PROVIDENCE MEDIA PARTNERS L.P.

                                  By: Providence Media G.P. Limited Partnership,
                                      General Partner

                                  By: Providence Ventures L.P., General Partner


                                  By:      /s/ Jonathan M. Nelson
                                      -----------------------------------------
                                  Name:    Jonathan M. Nelson
                                  Title:   President


                                  HUTCHISON TELECOMMUNICATIONS HOLDINGS
                                  (USA) LIMITED


                                  By:   /s/ Canning Fok
                                      ----------------------------------------
                                  Name: Canning Fok
                                  Title: Director


                                  By:   /s/ Edith Shih
                                      -----------------------------------------
                                  Name: Edith Shih
                                  Title: Company Secretary



                                  HUTCHISON TELECOMMUNICATIONS PCS (USA)
                                  LIMITED


                                  By:   /s/ Canning Fok
                                      ----------------------------------------
                                  Name: Canning Fok
                                  Title: Director


                                  By:   /s/ Edith Shih
                                      ---------------------------------------
                                  Name: Edith Shih
                                  Title: Company Secretary

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